Spartan Motors, Inc.
September 2015


DRIVEN
TO DELIVER










STARBUCKS COFFEE

Forward-Looking Statements:

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

Company Timeline


SPARTAN
1975
2015
1975
Four young engineers establish Spartan Motors, Inc. George Sztykiel, William Foster, Gerald Geary and John Knox
2006
Spartan Chassis constructs a new facility in Charlotte, MI to meet increasing demand for fire truck chassis
2009
Spartan Motors acquires Utilimaster, Inc.
2011
Spartan acquires Classic Fire
2013
Spartan Bristol, IN Start of Production (new showcase facility)
1984
Spartan goes public on NASDAQ under the symbol "SPAR"
1994
Spartan opens a dedicated R&D facility
2003
Luverne and Quality merge to form Crimson Fire
CRIMSON FIRE
2015
Daryl Adams becomes President & CEO
1975
1990
2000
2005
2007
2010
2013
2015
1985
Spartan enters Class A motorhome chassis (RVs) market
1992
John Sztykiel becomes President
1997
Spartan Motors, Inc. purchases Luverne Fire Apparatus and Quality Manufacturing
2005
Spartan provides integration, final assembly, inspection and logistics of military vehicles (MRAP & ILAV)
2007
Spartan Chassis introduces the Furion cab/chassis and Crimson Fire receives the "Outstanding Contribution" award (Boomer)
2010
Crimson Fire aerial facility relocates to Ephrata, PA
2012
Spartan acquires Bristol, IN facility (Brownfield)
2014
Spartan announces $5MM capital investment in ER business and relocates Ocala, FL operations to Charlotte, MI and Ephrata, PA
2015
Spartan celebrates 40 year anniversary
40
1975
2015

Brands & Operating Segments


UTILIMASTER
DRIVING INTELLIGENT
DELIVERY SOLUTIONS

Delivery & Service Vehicles (DSV)

A leading provider of delivery vehicles and support services

$210.5M*

- Walk-in vans (50% share), food service & mobile retail, truck bodies
- Alternative fuel solutions


SPARTAN
14

Emergency Response (ER)

#2 brand: Custom ER chassis Growing maker of complete fire trucks

$184.5M*

- Custom fire truck chassis
- Complete fire trucks: pumpers, tankers, aerials


SPARTAN

Specialty Vehicles (SV)

#1 brand: 400-600HP RV chassis market

$111.7M*

- Motorhome and Bus Chassis
- Specialty and Defense Group
- Isuzu - #1 contract manufacturer
- Aftermarket Parts

**2014 Revenue*

Product & Market Leadership

Emergency Response Vehicles


HUBBARDSTON FIRE

27% market share in cab/chassis segment

Specialty Vehicles



Contract assembly: 21- 36 units/day

Defense & Government



6000+ MRAP vehicles in service

RV Chassis



Continued technology leadership for enhanced performance

Delivery & Service


CINTAS

60% market share in step-vans

Spartan Motors Locations

Spartan ER: Brandon, SD



Spartan HQ: Charlotte, MI



Utilimaster: Bristol, IN



Spartan ER: Ephrata, PA




Canada
United States of America
Mexico

Secondary Locations

Wakarusa, IN:
Truck Bodies & Up-Fit

Kansas City, MO:
OEM Up-Fit Center

Saltillo, MX:
OEM Up-Fit Center

Delivery & Service Vehicles

ARAMARK

CINTAS THE SERVICE PROFESSIONALS

FedEx Express

utz

THE HOME DEPOT

ups

Purolator

PENSKE

IDEALEASE

Budget Truck Rental

Stroehmann PENNSYLVANIA DUTCH BAKERS

UniFirst U1st Uniforms • Services • Solutions

CANADA POST POSTES CANADA

USPS

Sara Lee

LOWE'S

BIMBO BAKERIES USA

AmeriPride Service

Delivery & Service Vehicles: Current Products

Alternative Propulsion


FritoLay
Good fun!
PEPSICO
100% powered by electricity

Step or Walk-in Vans


ups

Truck Bodies


Budget
Budget
Moving Up in Truck Re
Budget
GMC

Fleet Solutions


STARBUCKS COFFEE
STARBUCKS

Utilimaster - Innovation


LOWE'S



- **Velocity** – based on Ford Transit – a new take on the walk-in van
- Better fuel economy with diesel, gasoline and two alternative-fuel options
- Curbside sliding door with low step-height reduces entry/exit time, raises productivity
- Lower total cost of ownership
- Introduced at NTEA Show, March 2015
- Excellent durability testing results


VELOCITY
One more innovation from the largest manufacturer of walk-in vans.

Emergency Response

Montgomery County, MD

Peru

Dallas, TX

Winnipeg, Manitoba, CAN

China

Riverside, CA

Lansing, MI

Chicago, IL

Houston, TX

Nashville, TN

San Francisco, CA

Fort Worth, TX

Emergency Response: Current Products

STAR SERIES



Aerials, Pumpers, Rescues, Tankers

LEGEND SERIES



Aerials, Pumpers, Tankers

CLASSIC SERIES



Pumpers, Tankers, Rescues, Wildland

Tanker



Aerial



Cab / Chassis



Wildland



Rescue



Leading Brands – Emergency Response

FDIC 2015 Custom Cab/Chassis Displays


Ferrara 10.8%
Sutphen 6.8%
Seagrave 2.7%
KME 4.1%
RBA 10.8%
E-One 8.1%
Pierce 14.9%
HME 8.1%
Spartan 33.8%

- Second-largest market share in custom cab/chassis
- North American ER market recovering
- Capacity constrained in total ER market
- Spartan has large growth potential in overall ER market

Spartan custom chassis accounted for one-third of custom chassis displayed at FDIC 2015 show

Spartan ER Market Share

	2010	2011	2012	2013	2014
Total ER Market	3,884	3,875	3,634	4,343	4,384
Custom Chassis Market	2,416	2,606	2,474	3,088	2,152
Spartan Custom Market Share	22.6%	18.8%	23.2%	18.1%	26.3%
Spartan Overall Share	6.9%	8.0%	9.7%	10.2%	9.8%

* Based on data from FAMA (Fire Apparatus Manufacturers Assn.)

Specialty Chassis & Vehicles

ENTEGRA COACH

TIFFIN MOTORHOMES

FORETRAVEL MOTORCOACH

LiON

NEWMAR

GENERAL DYNAMICS

BAE SYSTEMS

Specialty Chassis & Vehicles: Current Products

Lion Bus


SCHOOL BUS

Recreational Vehicles: Class A Chassis



MRAP (Mine Resistant Ambush Protected) Vehicles & Variants



Drill Rigs (water mining)



Spartan Motors – 2015 Focal Points

1) Fix Emergency Response – Body Business

- **Our top operational priority for 2015**
- **Fixing front-end processes to improve ordering process, pricing and engineering before production stage**
- **Continuous improvement initiatives underway to reduce costs and raise output**

Example: Body Assembly Station Reconfiguration project increased capacity and is expected to result in annualized six-figure cost savings!



BEFORE: 2 lanes, 4 stations in each lane. Parts & Fab carts squeezed into place



AFTER: Cleaner workplace and workflow.
Sub-assemblies feed into production line, reducing assembly time and increasing output

Spartan Motors – 2015 Focal Points

2) Operational Discipline and Performance

- Heightened focus on operational metrics
- Provide information in timely fashion and use to run our business
- Manage our business on the shop floor
- Measuring time allotted for each station in ER body assembly increases accuracy, quality and throughput



Takt Remaining
4:38:46
Takt Past Due
0:00:00
Schedule
Station 1
EMPTY
Station 2
214048
Station 3
214094
Station 4

Spartan Motors – 2015 Focal Points

3) Lean Principles and Continuous Improvement

- Manage pace of change with achievable goals
- Measure progress daily, adjust course as needed

Example: Brandon Plumbing Area Reorganization

Before C.I. Workshop



After C.I. Workshop



Spartan Motors – 2015 Focal Points

4) Quality and Warranty

- Reduce quality and warranty expense through continuous improvement and lean principles
- Standardizing assembly process and time at station
- Defect rate dropping rapidly – reduced by over 50% in ER Body operations

5) Strengthen the Team

- Added management depth in critical areas:
  - President of Emergency Response
  - President of Specialty Vehicles
  - Continuous Improvement and Lean Manufacturing
  - Quality
  - Brandon plant management
- New leadership experienced in turnarounds and performance improvement

Q2 2015 Financial Highlights

- **Revenue of $144.8M, up 25.1%**
- **Operating income of $2.3M vs. $31K**
- **Charge in 2Q15 of $1.1M for NHTSA settlement**
- **Net income of $1.2M, or $0.03 per share vs. $0.2M, or $0.01 per share**
- **Consolidated order backlog of $262.7M vs $246.7M**

(All comparisons are to Q2 2014 unless otherwise noted)

Q2 2015 Overview: By Segment

DSV


FedEx

- Revenue up 6.7% from Q2 14 on favorable vehicle mix and higher aftermarket revenue
- Favorable mix, revenue growth and operating efficiency gains resulted in higher operating income
- Operating income nearly doubled to $3.3M from $1.7M

ER


14

- Revenue increased 45.4% to $61.2M from $42.1M
- Operating loss of $1.2M, including $0.8M in restructuring and $0.5M in NHTSA settlement costs, compared to loss of $1.5M
- Shipped 21-unit export order in late Q2

SCV



- Revenue increased 27.3% to $30.7M on higher Motorhome chassis, Parts and Accessories and Other sales
- SCV operating profit increased to $2.0M, including $0.5M in NHTSA settlement costs, from $1.4M

(All comparisons are to Q2 2014 unless otherwise noted)

Q2 2015 Financial Results

Summary Income Statement

	2Q15	2Q14
Sales	$ 144,824	$ 115,795
Gross Margin	17,442	12,642
Operating Expense	15,097	12,611
Operating Income	2,345	31
Net Income	1,176	247
Gross Margin	12.0%	10.9%
Operating Income	1.6%	0.0%
Net Income	0.8%	0.2%

Summary Balance Sheet

	June 30, 2015	Dec 31, 2014
Cash	$ 20,597	$ 28,570
Other Current Assets	145,861	132,681
Total Assets	$ 242,891	$ 238,813
Current Liabilities	67,632	60,620
Other Long-term Liabilities	4,462	4,373
Long-term Debt	5,171	5,202
Total Shareholders' Equity	165,626	168,618
Total Liabilities & Shareholders' Equity	$ 242,891	$ 238,813

- **Cash at June 30 was $20.6M, up from $12.0M at March 31 due to lower AR and inventory at end of Q2 15**
- **AR at June 30 included $9.4M for 21 fire trucks shipped to Brazil in late Q2**
- **ER segment operating loss of $1.2M includes $0.8M of restructuring and $0.5M in NHTSA settlement costs**

Management Expectations for 2015

- Full year 2015 revenue projected to increase in mid- to upper-single digit range from 2014 revenue of $506.8 million
- Management expects a modest operating profit for 2015
  - Including restructuring charges of approximately $3 million and NHTSA settlement-related charges of $2.3 million
- Cash balances at September 30 and December 31, 2015 expected to be in $18 - $20 million range

Sales/Gross Margin Analysis



Consolidated Total Sales
160
120
80
40
Millions
$115.8
$144.2
$118.8
$128.4
$144.8
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15



Consolidated Gross Margin
without restructuring, adjusted for engineering
30
25
20
15
10
5
Millions
20%
15%
10%
5%
0%
% of Sales
10.9%
12.5%
12.0%
9.2%
12.1%
$12.6
$18.1
$14.3
$11.9
$17.6
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15



Q2 2015 Sales
Delivery & Service, 36%
SCV, 22%
ER, 42%



Order Intake
$150
$100
$50
$0
Millions
$84.7
$116.0
$124.4
$149.2
$144.8
$30.8
$55.0
$48.1
$44.3
$54.7
$27.8
$28.6
$48.7
$79.6
$54.0
$26.1
$32.4
$27.6
$25.4
$36.1
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
ER
DSV
SCV
Consolidated

Backlog Analysis



Total Backlog
$300
$250
$200
$150
$100
$50
$0
Millions
$247
$233
$244
$264
$263
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15



ER Backlog
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Millions
$165
$156
$161
$157
$149
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15



DSV Backlog
$100
$80
$60
$40
$20
$0
Millions
$63
$55
$61
$87
$89
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15



SCV Backlog
$30
$25
$20
$15
$10
$5
$0
Millions
$19
$23
$22
$19
$25
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

Balance Sheet Metrics



AR Dollars & DSO
Millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
50
40
30
20
10
0
39
34
41
39
42
$49
$59
$48
$70
$64
Q2' 14
Q3' 14
Q4' 14
Q1' 15
Q2' 15
AR Dollars
DSO



AP Dollars & DPO
Millions
$70
$60
$50
$40
$30
$20
$10
$0
50
40
30
20
10
0
34
28
30
36
31
$35
$29
$23
$46
$31
Q2' 14
Q3' 14
Q4' 14
Q1' 15
Q2' 15
AP Dollars
DPO



Inventory Dollars & DIO
Millions
$100
$80
$60
$40
$20
$0
90
75
60
45
30
15
0
76
64
70
71
60
$84
$74
$71
$85
$70
Q2' 14
Q3' 14
Q4' 14
Q1' 15
Q2' 15
Inventory Dollars
Inventory DIO



Cash Conversion Days
100
80
60
40
82
70
81
74
71
Q2' 14
Q3' 14
Q4' 14
Q1' 15
Q2' 15

FOR MORE INFORMATION:

Spartan Motors, Inc.

Greg Salchow

Group Treasurer &

Director of Investor Relations

517.997.3842


SPARTAN

www.spartanmotors.com